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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 24, 1997


                   CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                 (Exact name of registrant as specified in charter)



                   New York          1-1217         13-5009340
                   (State of      (Commission    (I.R.S. Employer
                 Incorporation)   File Number)   Identification No.)



                       4 Irving Place, New York, NY 10003
                    (Address of principal executive offices)


                   Registrant's telephone number: (212) 460-4600










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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS


      On November 24, 1997, the Company entered into an underwriting agreement with Salomon Brothers Inc. for the sale of $330 million aggregate principal amount of the Company's 6.45% Debentures, Series 1997 B (the "Debentures"). The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statements on Form S-3 (No. 333-39603, declared effective November 7, 1997 and No. 333-26555, declared effective May 9, 1997) relating to $730 million aggregate principal amount of unsecured debt securities of the Company, of which $75 million have been sold in previous offerings of debt securities.

      Copies of the underwriting agreement and the definitive form of the Debentures are filed as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      1   Underwriting Agreement relating to the Debentures.

      4   Form of Debenture.



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                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.



                                    By:   ROBERT P. STELBEN
                                          Robert P. Stelben
                                          Vice President and Treasurer



DATE:  November 24, 1997



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                                       - 4 -


                                Index to Exhibits

                                                      Sequential Page
                                                      Number at which
Exhibit                 Description                   Exhibit Begins

   1              Underwriting Agreement relating
                  to Debentures


   4              Form of Debenture.